[LOGO] STATE STREET RESEARCH

     Health Sciences Fund
--------------------------------------------------------------------------------
                                                   Annual Report to Shareholders
                                                   February 28, 2003

In This Report                     Review of
                                Fund Performance

                                   plus

                                        A Message from the Chairman
                                        Comments from the Fund's Manager
                                        Key Facts and Financial Statements

--------------------------------------------------------------------------------
      Contents

2     12-Month Review
      A look at the fund and its market
      environment over the past 12 months

4     Performance in Perspective
      The most recent performance in the
      context of the fund's track record

6     The Fund in Detail
      Portfolio holdings, financials and notes
--------------------------------------------------------------------------------

From the Chairman

Will This Be the Year that U.S. growth finally bounces back and the U.S. stock market stages a rebound? We are encouraged by a variety of signs that suggest better times for the year ahead, but no one can predict the performance of the economy or the financial markets. That makes it all the more Richard S. Davis important to have a long-term plan for your investments and to stay with it regardless of what is happening around you. You may have been unsettled by the market's volatility in the past three years. But remember, volatility also creates opportunities, especially in markets that have been beaten down.

[PHOTO]
Richard S. Davis

Keep in mind that every investor is different. Now may be a good time to talk to your investment professional about opportunities that make sense for your personal risk tolerance.

As always, thank you for choosing State Street Research funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis, Chairman
February 28, 2003

[GRAPHIC]

12-Month Review Management's Discussion of Fund Performance Part 1

                           How State Street Research
                         Health Sciences Fund Performed

State Street Research Health Sciences Fund returned -19.63% for the 12-month period ended February 28, 2003.(1) Although we are always disappointed to report negative performance, it is worth noting that the fund held up better in a difficult environment than the S&P 500 Index, which returned -22.67%, and the Lipper Health/Biotechnology Funds Average, which returned -24.22% for the same period.(2),(3)

Reasons for the Fund's Performance

Our emphasis on small-cap pharmaceuticals and good stock selection helped cushion the fund during one of the worst years for stocks in nearly three decades. Our investments in small-cap pharmaceuticals, health care facilities and health care management stocks aided performance.Two strong performers were MGI PHARMA, a small company that is working on products to prevent chemotherapy's harmful side effects; and Neurocrine Biosciences, which is focused on the treatment of neurological diseases and disorders.

The fund's investments in small-cap biotechnology, large-cap pharmaceuticals and medical and dental instruments detracted from performance. In biotechnology, Andrx and Ribapharm were disappointments.We continue to own Andrx because we believe that pending new product approvals could offer significant upside opportunity. And we have confidence in Ribapharm although patent litigation has brought its stock price down.

Outlook

We believe that 2003 could be challenging for health care because of concerns over escalating health care costs. In this environment, we expect small-cap and international health care stocks, with their pipelines of new products, to outperform large-cap pharmaceuticals.

More of Management's Discussion of Fund Performance on pages 4 and 5. |_|

Class A Shares(1)

     -19.63% [DOWN ARROW]

"In an environment of
 escalating costs we
 expect small-cap and
 international health
 care stocks, with
 their pipelines of
 new products, to do
 better than large-cap
 pharmaceuticals."

[PHOTO]

John Borzilleri
Portfolio Manager,
State Street Research
Health Sciences Fund

S&P 500 Index(2)

     -22.67% [DOWN ARROW]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2  State Street Research Health Sciences Fund

The Fund at a Glance as of 2/28/03

State Street Research Health Sciences Fund focuses on long-term growth of capital.


Hits & Misses

[GRAPHIC]

Amgen

With several new product lines, including a new treatment for anemia, Amgen has the potential to drive strong revenue and earnings growth. We trimmed our position but continue to own this global biotechnology leader.

[GRAPHIC]

Schering-Plough

We reduced our investment in Schering-Plough, one of the largest companies in the pharmaceuticals industry. Reduced earnings have recently hurt the company's stock price. We sold in advance of the decline.

Total Net Assets: $22 million
--------------------------------------------------------------------------------

Top 10 Holdings

    Issuer/Security         % of fund net assets

 1  Anthem                              4.3%

 2  Novartis                            3.8%

 3  AstraZeneca                         3.7%

 4  Therasense                          3.6%

 5  Orphan Medical                      3.5%

 6  Altana                              3.1%

 7  Atrix Laboratories                  3.1%

 8  Wyeth                               2.9%

 9  MGI PHARMA                          2.9%

10  InterMune                           2.8%

    Total                              33.7%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 2/28/03(4)
(does not reflect sales charge)

                                 Life of Fund
1 Year              3 Years       (12/21/99)
---------------------------------------------
-19.63%             -2.01%          7.34%

Fund average annual total return as of 3/31/03(4,5)
(at maximum applicable sales charge)

                                 Life of Fund
1 Year              3 Years       (12/21/99)
---------------------------------------------
-21.18%             1.69%           7.15%

S&P 500 Index as of 3/31/03(2)

                                 Life of Fund
1 Year              3 Years       (12/21/99)
---------------------------------------------
-24.75%             -16.09%        -37.36%

See pages 4 and 5 for data on other share classes.

Top Industries
--------------------------------------------------------------------------------
by % of fund net assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

February 28, 2003                          February 28, 2002

Drugs & Biotechnology    71.7%         Drugs & Biotechnology          71.6%
Hospital Supply          12.7%         Health Care Services           10.1%
Health Care Services     10.9%         Hospital Supply                 8.6%
Health Care Facilities    3.6%         Health Care Facilities          4.1%
                                       Industrial Products             0.9%

Ticker Symbols
--------------------------------------------------------------------------------
State Street Research Health Sciences Fund
Class A: SHSAX Class B(1): SHSPX Class B: SHSBX Class C: SHSCX Class S: SHSSX

--------------------------------------------------------------------------------

(1)  Does not reflect sales charge.

(2) The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper Health/Biotechnology Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows you how well the fund has done compared to competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Because this fund is focused on one market sector, it may involve more risk than broadly diversified funds, since its entire portfolio will be impacted by the performance of the health care industry in general. Performance results for the fund are increased by voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

(5)  Performance reflects a maximum 5.75% Class A front-end sales charge.

[GRAPHIC]

 Performance in Perspective Management's Discussion of Fund Performance Part 2

                   Performance Figures as of February 28, 2003

These two pages focus on the fund's long-term track record.While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years.In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Life of Fund

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any). It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
     Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                                                    Life of Fund
                                                 1 Year   3 Years   (12/21/99)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                 -19.63%    -5.91%   25.42%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)            -24.25%   -11.32%   18.20%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)            -24.25%    -3.93%    5.37%

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                Class A         S&P 500 Index
                -------         -------------
                 9425           10000
2/29/00         12564           9656
2/28/01         14361           8865
2/28/02         14707           8022
2/28/03         11820           6203
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class B(1) Back Load

o    No initial sales charge

o    Deferred sales charge of 5% or less on shares you sell within six years

o    Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                    Life of Fund
                                                 1 Year   3 Years   (12/21/99)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                 -20.24%    -7.21%   23.69%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)            -24.22%    -9.78%   20.69%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)            -24.22%    -3.37%    6.06%

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                Class B(1)      S&P 500 Index
                ----------      -------------
                10000           10000
2/29/00         13330            9656
2/28/01         15238            8865
2/28/02         15508            8022
2/28/03         12069            6203
--------------------------------------------------------------------------------


4  State Street Research Health Sciences Fund

--------------------------------------------------------------------------------
     Class B Back Load (only available through exchanges from another Class B account)

o    No initial sales charge

o    Deferred sales charge of 5% or less on shares you sell within five years

o    Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                                                    Life of Fund
                                                 1 Year   3 Years   (12/21/99)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                 -20.56%    -7.78%   22.93%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)            -24.53%   -10.33%   19.93%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)            -24.53%    -3.57%    5.85%

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                Class B         S&P 500 Index
                -------         -------------
                10000           10000
2/29/00         13330            9656
2/28/01         15217            8865
2/28/02         15476            8022
2/28/03         11993            6203

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class C Level Load

o    No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o    Lower deferred sales charge than Class B(1) shares

o    Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                                                    Life of Fund
                                                 1 Year   3 Years   (12/21/99)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                 -20.21%    -7.37%   23.48%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)            -21.01%    -7.37%   23.48%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)            - 21.01%   -2.52%    6.82%

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                Class C         S&P 500 Index
                -------         -------------
                10000           10000
2/29/00         13330            9656
2/28/01         15206            8865
2/28/02         15476            8022
2/28/03         12348            6203

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see the prospectus for details)

o    No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                                                    Life of Fund
                                                 1 Year   3 Years   (12/21/99)
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                 -19.42%    -5.35%   26.17%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)            -19.42%    -5.35%   26.17%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)            -19.42%    -1.81%    7.54%

$10,000 Over Life of Fund
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                Class S         S&P 500 Index
                -------         -------------
                10000           10000
2/29/00         13330            9656
2/28/01         15237            8865
2/28/02         15658            8022
2/28/03         12617            6203
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Closer Look [GRAPHIC]

12b-1 fees

These fees are named after the SEC rule that permits them. The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.
--------------------------------------------------------------------------------

For Classes B(1), B, C and S, returns for the period from December 21, 1999, through October 16, 2000 (commencement of share class), reflect performance of Class A shares.

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The S&P 500 Index (officially, the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate, and you may have a gain or loss when you sell your shares. Performance results for the fund are increased by voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

Because the fund is focused on one market sector, it may involve more risk than broadly diversified funds, since its entire portfolio will be impacted by the performance of the health care industry in general.

The returns shown above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance is not necessarily an indication of how the fund will perform in the future.

The Fund in Detail [GRAPHIC]

                                                                       [GRAPHIC]

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 through 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6  State Street Research Health Sciences Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Health Sciences Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities.This fund is a series of State Street Research Financial Trust, a Massachusetts business trust which is an open-end management investment company.

Four entities administer the fund's main business functions:

     o The board of trustees oversees the fund with its shareholders' interests in mind and has ultimate responsibility for the fund's activities.

     o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

     o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

     o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consist of people who are not affiliated with MetLife or any of its subsidiaries.The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firms' employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 80% of its total assets in securities of companies in health sciences and related industries.These may include common and preferred stocks, convertible securities, warrants and depositary receipts.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure.The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report.

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day).The fund uses the following methods for determining the values of various types of securities:

     o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

     o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

     o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

     o    Interest - The fund accrues interest daily as it earns it.

     o    Cash dividends - The fund accrues these on the ex-dividend date.

Investment income and realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by the holders of all classes of shares. Net investment income is determined daily and consists of interest and dividends earned, less the estimated daily expenses of the fund.

The fund may seek additional income by lending portfolio securities to qualified institutions.The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money.The fund accounts for income from the lending of its securities by including it in interest income. At February 28, 2003, there were no loaned securities.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles.The difference is primarily due to differing treatments for wash sale deferrals.The fund distributes its earnings on the following schedule:

     o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any, and may make an additional distribution if tax regulations make it necessary.

     o Net realized capital gains - The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund has elected to be taxed under Subchapter M of the Internal Revenue Code. As such, the fund does not intend to pay federal income taxes, in part because it makes distributions as described above.

The fund pays expenses as follows:

     o Expenses attributed to the fund - The fund pays these directly. Examples include the management fee, transfer agent fee, custodian fee and distribution and service fees.

     o Expenses attributed to the trust of which the fund is a series - These expenses are divided among all funds in the trust and each fund pays a proportional share. Examples include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from these estimates.


The text and notes are an integral part of the financial statements.

8  State Street Research Health Sciences Fund

Portfolio Holdings
--------------------------------------------------------------------------------
February 28, 2003

The listings that begin on this page detail the fund's investment holdings as of the report date.We have grouped the holdings by asset class and by smaller subgroups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid black circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*    Denotes a security which has not paid a dividend during the last year.

o Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.

@ Security valued under consistently applied procedures established by the Trustees.
--------------------------------------------------------------------------------

     Issuer                                             Shares         Value
     ---------------------------------------------------------------------------
     Common Stocks 98.9% of net assets

     Health Care 98.9% of net assets
     ---------------------------------------------------------------------------
     Drugs & Biotechnology 71.7%
     Allergan Inc.                                       3,380      $216,996
(6)  Altana AG*o                                        16,950       703,933
     Amgen Inc.*                                         9,550       521,812
     Andrx Corp.*                                       15,290       178,129
(3)  AstraZeneca PLCo                                   26,140       839,617
(7)  Atrix Laboratories Inc.*                           58,605       690,953
     Aventiso                                            5,420       244,225
     Axonyx Inc.*                                      422,560       418,334
     Biogen Inc.*                                       14,805       526,170
     BioMarin Pharmaceutical Inc.*                      53,595       536,486
     Bristol-Myers Squibb Co.                           19,120       445,496
     Cellegy Pharmaceuticals Inc.*                      50,850       211,536
     CV Therapeutics Inc.*                              27,485       484,835
     Discovery Laboratories Inc.*                      118,120       218,522
     Discovery Laboratories Inc. Wts.@                  39,213         4,902
     DOV Pharmaceutical Inc.*                           86,740       489,214
     First Horizon Pharmaceutical Corp.*                49,490       101,949
     Genzyme Corp.*                                      7,310       227,926
     Indevus Pharmaceuticals Inc.*                     174,720       359,923
(10) InterMune Inc.*                                    31,690       632,532
     IVAX Corp.*                                        13,830       156,141
     Johnson & Johnson                                   3,350       175,708
(9)  MGI PHARMA Inc.*                                   64,020       641,480
     Nektar Therapeutics Systems, Inc.*                 44,370       224,069
     Neurocrine Biosciences Inc.*                        5,650       238,035
(2)  Novartis AGo                                       23,040       842,803
(5)  Orphan Medical Inc.*                               80,100       790,587
     OSI Pharmaceuticals Inc.*                           9,670       142,923
     Penwest Pharmaceuticals Co.*                       33,990       363,693
     Pfizer Inc.                                        17,842       532,048
     Pharmacia Corp.                                     8,381       346,303
     Progenics Pharmaceuticals Inc.*                    30,800       166,320
     Ribapharm Inc.*                                    58,300       276,925
     SangStat Medical Corp.*                            34,330       287,342
     Schering-Plough Inc.                               20,706       373,122
     Sepracor Inc.*                                     26,865       332,051
     Teva Pharmaceutical Industries Ltd.o                7,150       270,127
     Transkaryotic Therapies Inc. *                     50,680       253,907
     UCB Group                                          21,550       492,704
     Versicor Inc. *                                    38,880       400,464
     Watson Pharmaceuticals Inc. *                       3,170        98,048
(8)  Wyeth Inc.                                         18,780       661,995
                                                                 -----------
                                                                  16,120,285
                                                                 -----------


            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
February 28, 2003

     Issuer                                             Shares         Value
     ---------------------------------------------------------------------------

     Health Care Facilities 3.6%
     ---------------------------------------------------------------------------
     HCA Inc.                                           11,875      $489,725
     Laboratory Corp. of America Hldgs.*                11,310       314,079
                                                                 -----------
                                                                     803,804
                                                                 -----------

     Health Care Services 10.9%
     ---------------------------------------------------------------------------
(1)  Anthem Inc.*                                       16,248       968,543
     Community Health Systems Inc.*                     17,780       333,375
     Universal Health Services Inc.*                     7,570       294,019
     Wellchoice Inc.*                                   14,180       287,854
     Wellpoint Health Networks Inc. Cl. A*               8,400       571,284
                                                                 -----------
                                                                   2,455,075
                                                                 -----------

     Hospital Supply 12.7%
     ---------------------------------------------------------------------------
     Aradigm Corp.*                                    288,100       227,599
     Aspect Medical Systems Inc.*                      136,101       621,982
     Boston Scientific Corp.*                            4,170       184,189
     Medtronic Inc.                                      6,700       299,490
     Staar Surgical Co.*                                64,730       242,090
(4)  Therasense Inc.*                                   92,950       804,947
     Varian Medical Systems Inc.*                        4,390       221,914
     Zimmer Holdings Inc.*                               5,540       245,921
                                                                 -----------
                                                                   2,848,132
                                                                 -----------
     Total Health Care                                            22,227,296
                                                                 -----------

     Total Common Stocks                                          22,227,296(a)
                                                                 -----------

--------------------------------------------------------------------------------
(a)  The fund paid a total of $22,245,619 for these securities.
--------------------------------------------------------------------------------

                                                     Amount of
     Issuer                                          Principal         Value
     ---------------------------------------------------------------------------

     Commercial Paper 1.6% of net assets

     American Express Credit Corp.,
      1.26%, 3/06/2003                                $348,000      $347,939
                                                                 -----------
     Total Commercial Paper                                          347,939(b)
                                                                 -----------

--------------------------------------------------------------------------------
(b)  The fund paid a total of $347,939 for this security.
--------------------------------------------------------------------------------

                                                       % of
                                                    Net Assets
     ---------------------------------------------------------------------------

     Summary of Portfolio Assets

     Total Investments                                  100.5%   $22,575,235(c)
     Cash and Other Assets, Less Liabilities             (0.5%)     (103,771)
                                                        ------   -----------
     Net Assets                                         100.0%   $22,471,464
                                                        ======   ===========

--------------------------------------------------------------------------------
(c)  The fund paid a total of $22,593,558 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

10  State Street Research Health Sciences Fund

--------------------------------------------------------------------------------
Federal Income Tax Information

At February 28, 2003, the net unrealized depreciation of investments based on cost for federal income tax purposes of $24,021,749 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                      $1,692,543

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                      (3,139,057)
                                                                    -----------
                                                                    ($1,446,514)
                                                                    ===========
--------------------------------------------------------------------------------

At February 28, 2003, the fund had a capital loss carryforward of $2,643,815 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on February 28, 2011.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2002, through February 28, 2003, the fund incurred net capital losses of approximately $1,413,000 and intends to defer and treat such losses as arising in the fiscal year ended February 28, 2004.


            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
February 28, 2003

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value                                            $22,575,235(1)
Receivable for securities sold                                       407,904
Cash                                                                  81,738
Receivable from distributor                                           20,733
Receivable for fund shares sold                                       18,884
Dividends receivable                                                  17,765
Other assets                                                          23,153
                                                               -------------
                                                                  23,145,412

Liabilities

Payable for securities purchased                                     400,681
Payable for fund shares redeemed                                      62,147
Accrued transfer agent and shareholder services                       38,154
Accrued administration fee                                            15,027
Accrued management fee                                                12,665
Accrued distribution and service fees                                 11,331
Accrued trustees' fees                                                 8,332
Other accrued expenses                                               125,611
                                                               -------------
                                                                     673,948
                                                               -------------

Net Assets                                                       $22,471,464
                                                               =============
Net Assets consist of:
 Unrealized depreciation of investments                             ($18,323)
 Accumulated net realized loss                                    (5,484,853)(2)
 Paid-in capital                                                  27,974,640
                                                               -------------
                                                                 $22,471,464(3)
                                                               =============

--------------------------------------------------------------------------------
(1)  The fund paid a total of $22,593,558 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to net operating losses and currency reclass adjustments. To the extent there are differences between amounts calculated using generally accepted accounting principles and amounts calculated using federal income tax regulations and the differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment. At February 28, 2003, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales, post-October losses and capital loss carryforwards. At February 28, 2003, the tax basis distributable earnings were: $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term capital gains.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3)                 Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class       Net Assets   /  Number of Shares  =    NAV
A           $9,249,608          799,354          $11.57*
B(1)        $9,289,617          813,903          $11.41**
B           $1,653,079          145,710          $11.34**
C           $1,291,250          113,375          $11.39**
S             $987,910           84,880          $11.64

*    Maximum offering price per share = $12.28 ($11.57 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

12  State Street Research Health Sciences Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended February 28, 2003

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                   $129,893(1)
Interest                                                            16,605
                                                              ------------
                                                                   146,498

Expenses

Management fee                                                     197,394(2)
Transfer agent and shareholder services                            182,749(3)
Administration fee                                                  89,479(4)
Custodian fee                                                       82,359
Registration fees                                                   62,195
Reports to shareholders                                             37,938
Distribution and service fees - Class A                             34,545(5)
Distribution and service fees - Class B(1)                         103,669(5)
Distribution and service fees - Class B                             20,177(5)
Distribution and service fees - Class C                             13,980(5)
Audit fee                                                           21,420
Legal fees                                                          17,771
Trustees' fees                                                      13,411(6)
Miscellaneous                                                       16,113
                                                              ------------
                                                                   893,200
Expenses borne by the distributor                                 (390,076)(7)
Fees paid indirectly                                                (1,763)(8)
                                                              ------------
                                                                   501,361
                                                              ------------
Net investment loss                                               (354,863)
                                                              ------------

Realized and Unrealized Loss
on Investments

Net realized loss on investments                                (5,058,162)(9)
Net realized loss on foreign currency                               (2,006)
                                                              ------------
 Total net realized loss                                        (5,060,168)
                                                              ------------
Change in unrealized depreciation
 of investments                                                   (873,778)
                                                              ------------
Net loss on investments                                         (5,933,946)
                                                              ------------
Net decrease in net assets resulting
 from operations                                               ($6,288,809)
                                                              ============

--------------------------------------------------------------------------------
(1)  The fund paid foreign taxes of $1,566.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2)  The management fee is 0.75% of average net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Includes a total of $54,222 paid to the distributor and to MetLife for services provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratio as the transfer agent costs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(4) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares. The payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the advisor (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(7) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily. In the future, the agreement allows the distributor to seek repayment from the fund (as long as these repayments do not cause the fund's expenses to exceed certain limits.) Currently, the agreement limits expenses to 1.25% of average daily net assets, exclusive of Rule 12b-1 fees and certain other expenses. The distributor will not be entitled to such repayments from the fund after the end of the fifth fiscal year of the fund following the year in which the expenses were originally paid.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(8)  Represents transfer agent credits earned from uninvested cash balances.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(9) The fund sold $40,537,391 worth of securities. During this same period, the fund also bought $40,658,532 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                     Years ended February 28
                                                 -------------------------------
                                                    2003                2002
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                               ($354,863)          ($288,605)
Net realized loss on investments
 and foreign currency                            (5,060,168)           (208,244)
Change in unrealized appreciation
 (depreciation) of investments                     (873,778)            986,106
                                                --------------------------------
Net increase (decrease) resulting
 from operations                                 (6,288,809)            489,257
                                                --------------------------------

Distributions from capital gains:
 Class A                                            (32,999)            (27,298)
 Class B(1)                                         (29,756)            (22,080)
 Class B                                             (6,142)             (7,365)
 Class C                                             (3,829)             (2,312)
 Class S                                             (2,787)             (3,096)
                                                --------------------------------
                                                    (75,513)(a)         (62,151)
                                                --------------------------------
Net increase (decrease) from
 fund share transactions                           (588,099)         13,933,254
                                                --------------------------------
Total increase (decrease)
 in net assets                                   (6,952,421)(b)      14,360,360

Net Assets

Beginning of year                                29,423,885          15,063,525
                                                --------------------------------
 End of year                                    $22,471,464         $29,423,885
                                                ================================

--------------------------------------------------------------------------------
(a) The fund has designated all of this amount as long-term capital gain distributions.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

14  State Street Research Health Sciences Fund

--------------------------------------------------------------------------------

(b)  These transactions break down by share class as follows:

                                                                                      Years ended February 28
                                                              -----------------------------------------------------------------
                                                                         2002                                  2001
                                                              -----------------------------------------------------------------
Class A                                                           Shares           Amount               Shares           Amount
===============================================================================================================================
Shares sold                                                      424,141       $5,509,615*             617,166       $8,786,509
Issued upon reinvestment of distributions from capital gains       2,097           31,088                1,997           26,879
Shares redeemed                                                 (532,299)      (6,628,461)            (199,164)      (2,846,337)
                                                              -----------------------------------------------------------------
Net increase (decrease)                                         (106,061)     ($1,087,758)             419,999       $5,967,051
                                                              =================================================================

Class B(1)                                                        Shares           Amount               Shares           Amount
===============================================================================================================================
Shares sold                                                      216,449       $2,769,137**            536,852       $7,596,874
Issued upon reinvestment of distributions from capital gains       1,989           29,278                1,592           21,406
Shares redeemed                                                 (199,671)      (2,377,172)***          (71,753)      (1,016,815)
                                                              -----------------------------------------------------------------
Net increase                                                      18,767         $421,243              466,691       $6,601,465
                                                              =================================================================

Class B                                                           Shares           Amount               Shares           Amount
===============================================================================================================================
Shares sold                                                       34,052         $442,039**             74,653       $1,059,514
Issued upon reinvestment of distributions from capital gains         412            6,044                  540            7,258
Shares redeemed                                                  (65,760)        (795,205)***          (37,320)        (526,094)
                                                              -----------------------------------------------------------------
Net increase (decrease)                                          (31,296)       ($347,122)              37,873         $540,678
                                                              =================================================================

Class C                                                           Shares           Amount               Shares           Amount
===============================================================================================================================
Shares sold                                                       43,631         $582,314**             49,220         $724,677
Issued upon reinvestment of distributions from capital gains         257            3,769                  172            2,312
Shares redeemed                                                  (22,332)        (267,641)****          (3,285)         (47,632)
                                                              -----------------------------------------------------------------
Net increase                                                      21,556         $318,442               46,107         $679,357
                                                              =================================================================

Class S                                                           Shares           Amount               Shares           Amount
===============================================================================================================================
Shares sold                                                       17,914         $229,325               15,750         $228,809
Issued upon reinvestment of distributions from capital gains         187            2,787                  230            3,096
Shares redeemed                                                   (9,811)        (125,016)              (6,295)         (87,202)
                                                              -----------------------------------------------------------------
Net increase                                                       8,290         $107,096                9,685         $144,703
                                                              =================================================================

     The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share. At February 28, 2003, the Adviser owned one Class S share and MetLife owned 108,379 Class A shares, 27,184 shares of each of Class B(1), Class B, and Class C and 27,181 Class S shares of the fund.

* Sales charges collected by the distributor and MetLife were $11,599 and $34,476, respectively.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $62,852, $33 and $277 for Class B(1), Class B and Class C, respectively, were paid by the distributor, not the fund.

*** Includes $33,497 and $3,674 in deferred sales charges collected by the distributor for Class B(1) and Class B, respectively.

**** Includes $405 in deferred sales charges collected by the distributor.

--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                                        Class A
                                                                                   -------------------------------------------------
                                                                                                                  December 21,1999
                                                                                     Years ended February 28      (commencement of
                                                                                   ---------------------------    operations) to
Per-Share Data                                                                     2003(a)   2002(a)   2001(a)  February 29, 2000(a)
====================================================================================================================================
Net asset value, beginning of year ($)                                              14.43     14.14     13.33         10.00
                                                                                    -----     -----     -----         -----
 Net investment loss ($)*                                                           (0.12)    (0.13)    (0.06)        (0.00)
 Net realized and unrealized gain (loss) on investments and foreign currency ($)    (2.70)     0.47      1.88          3.33
                                                                                    -----     -----     -----         -----
Total from investment operations ($)                                                (2.82)     0.34      1.82          3.33
                                                                                    -----     -----     -----         -----
 Distributions from capital gains ($)                                               (0.04)    (0.05)    (1.01)           --
                                                                                    -----     -----     -----         -----
Total distributions ($)                                                             (0.04)    (0.05)    (1.01)           --
                                                                                    -----     -----     -----         -----
Net asset value, end of year ($)                                                    11.57     14.43     14.14         13.33
                                                                                    =====     =====     =====         =====
Total return (%) (b)                                                               (19.63)     2.41     14.31         33.30(c)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                                             9,250    13,069     6,863         1,654
Expense ratio (%)*                                                                   1.56      1.58      1.57          1.50(d)
Expense ratio after expense reductions (%)*                                          1.55      1.55      1.54          1.50(d)
Ratio of net investment loss to average net assets (%)*                             (0.99)    (0.88)    (0.48)        (0.13)(d)
Portfolio turnover rate (%)                                                        157.37     75.31    139.09         44.48
*Reflects voluntary reduction of expenses of these amounts (%)                       1.48      1.83      6.87          8.56(d)

                                                                                             Class B(1)
                                                                                   ------------------------------
                                                                                      Years ended February 28
                                                                                   ------------------------------
Per-Share Data                                                                     2003(a)   2002(a)   2001(a)(e)
====================================================================================================================================
Net asset value, beginning of year ($)                                              14.34     14.14     15.50
                                                                                    -----     -----     -----
 Net investment loss ($)*                                                           (0.21)    (0.23)    (0.04)
 Net realized and unrealized gain (loss) on investments and foreign currency ($)    (2.68)     0.48     (0.63)
                                                                                    -----     -----     -----
Total from investment operations ($)                                                (2.89)     0.25     (0.67)
                                                                                    -----     -----     -----
 Distributions from capital gains ($)                                               (0.04)    (0.05)    (0.69)
                                                                                    -----     -----     -----
Total distributions ($)                                                             (0.04)    (0.05)    (0.69)
                                                                                    -----     -----     -----
Net asset value, end of year ($)                                                    11.41     14.34     14.14
                                                                                    =====     =====     =====
Total return (%) (b)                                                               (20.24)     1.77     (4.47)(c)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                                             9,290    11,399     4,645
Expense ratio (%)*                                                                   2.26      2.28      2.28(d)
Expense ratio after expense reductions (%)*                                          2.25      2.25      2.25(d)
Ratio of net investment loss to average net assets (%)*                             (1.69)    (1.59)    (0.81)(d)
Portfolio turnover rate (%)                                                        157.37     75.31    139.09
*Reflects voluntary reduction of expenses of these amounts (%)                       1.48      1.71      6.26(d)


The text and notes are an integral part of the financial statements.

16  State Street Research Health Sciences Fund

                                                                                            Class B
                                                                                   ------------------------------
                                                                                      Years ended February 28
                                                                                   ------------------------------
Per-Share Data                                                                     2003(a)   2002(a)   2001(a)(e)
====================================================================================================================================
Net asset value, beginning of year ($)                                              14.31     14.12     15.50
                                                                                    -----     -----     -----
 Net investment loss ($)*                                                           (0.21)    (0.22)    (0.04)
 Net realized and unrealized gain (loss) on investments and foreign currency ($)    (2.72)     0.46     (0.65)
                                                                                    -----     -----     -----
Total from investment operations ($)                                                (2.93)     0.24     (0.69)
                                                                                    -----     -----     -----
 Distributions from capital gains ($)                                               (0.04)    (0.05)    (0.69)
                                                                                    -----     -----     -----
Total distributions ($)                                                             (0.04)    (0.05)    (0.69)
                                                                                    -----     -----     -----
Net asset value, end of year ($)                                                    11.34     14.31     14.12
                                                                                    =====     =====     =====
Total return (%) (b)                                                               (20.56)     1.70     (4.61)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                                             1,653     2,533     1,964
Expense ratio (%)*                                                                   2.26      2.28      2.28(d)
Expense ratio after expense reductions (%)*                                          2.25      2.25      2.25(d)
Ratio of net investment loss to average net assets (%)*                             (1.70)    (1.57)    (0.83)(d)
Portfolio turnover rate (%)                                                        157.37     75.31    139.09
*Reflects voluntary reduction of expenses of these amounts (%)                       1.47      1.97      6.36(d)

                                                                                            Class C
                                                                                   ------------------------------
                                                                                      Years ended February 28
                                                                                   ------------------------------
Per-Share Data                                                                     2003(a)   2002(a)   2001(a)(e)
====================================================================================================================================
Net asset value, beginning of year ($)                                              14.31     14.11     15.50
                                                                                    -----     -----     -----
 Net investment loss ($)*                                                           (0.21)    (0.23)    (0.04)
 Net realized and unrealized gain (loss) on investments and foreign currency ($)    (2.67)     0.48     (0.66)
                                                                                    -----     -----     -----
Total from investment operations ($)                                                (2.88)     0.25     (0.70)
                                                                                    -----     -----     -----
 Distributions from capital gains ($)                                               (0.04)    (0.05)    (0.69)
                                                                                    -----     -----     -----
Total distributions ($)                                                             (0.04)    (0.05)    (0.69)
                                                                                    -----     -----     -----
Net asset value, end of year ($)                                                    11.39     14.31     14.11
                                                                                    =====     =====     =====
Total return (%) (b)                                                               (20.21)     1.77     (4.67)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                                             1,291     1,314       645
Expense ratio (%)*                                                                   2.26      2.28      2.28(d)
Expense ratio after expense reductions (%)*                                          2.25      2.25      2.25(d)
Ratio of net investment loss to average net assets (%)*                             (1.69)    (1.58)    (0.83)(d)
Portfolio turnover rate (%)                                                        157.37     75.31    139.09
*Reflects voluntary reduction of expenses of these amounts (%)                       1.49      1.71      5.87(d)


(a)  Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.
(c)  Not annualized

(d)  Annualized

(e)  October 16, 2000 (commencement of share class), to February 28, 2001


            The text and notes are an integral part of the financial statements.

                                                                                            Class S
                                                                                   ------------------------------
                                                                                      Years ended February 28
                                                                                   ------------------------------
Per-Share Data                                                                     2003(a)   2002(a)   2001(a)(e)
====================================================================================================================================
Net asset value, beginning of year ($)                                              14.48     14.14     15.50
                                                                                    -----     -----     -----
 Net investment income (loss) ($)*                                                  (0.09)    (0.08)     0.01
 Net realized and unrealized gain (loss) on investments and foreign currency ($)    (2.71)     0.47     (0.68)
                                                                                    -----     -----     -----
Total from investment operations ($)                                                (2.80)     0.39     (0.67)
                                                                                    -----     -----     -----
 Distributions from capital gains ($)                                               (0.04)    (0.05)    (0.69)
                                                                                    -----     -----     -----
Total distributions ($)                                                             (0.04)    (0.05)    (0.69)
                                                                                    -----     -----     -----
Net asset value, end of year ($)                                                    11.64     14.48     14.14
                                                                                    =====     =====     =====
Total return (%) (b)                                                               (19.42)     2.76     (4.48)(c)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                                               988     1,109       946
Expense ratio (%)*                                                                   1.26      1.28      1.28(d)
Expense ratio after expense reductions (%)*                                          1.25      1.25      1.25(d)
Ratio of net investment income (loss) to average net assets (%)*                    (0.69)    (0.56)     0.18(d)
Portfolio turnover rate (%)                                                        157.37     75.31    139.09
*Reflects voluntary reduction of expenses of these amounts (%)                       1.49      1.97      5.58(d)


(a)  Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

(c)  Not annualized

(d)  Annualized

(e)  October 16, 2000 (commencement of share class), to February 28, 2001

The text and notes are an integral part of the financial statements.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of State Street Research Health Sciences Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at February 28, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at February 28, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts April 7, 2003


18  State Street Research Health Sciences Fund

State Street Research Financial Trust

                                                                                     Number of Funds
    Name,     Position(s)  Term of Office                                            in Fund Complex               Other
   Address     Held with   and Length of        Principal Occupations                  Overseen by           Directorships Held
 and Age (a)     Fund     Time Served (b)        During Past 5 Years               Trustee/Officer (c)       by Trustee/Officer
====================================================================================================================================
Independent Trustees

Bruce R. Bond   Trustee     Since 1999   Retired; formerly Chairman of the Board,         20             Ceridian Corporation
(56)                                     Chief Executive Officer and President,
                                         PictureTel Corporation (video conferencing
                                         systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A.        Trustee     Since 1997   Retired; formerly Senior Vice President for      40             Metropolitan Series Fund,
Garban                                   Finance and Operations and Treasurer, The                       Inc.(d)
(65)                                     Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
Dean O.         Trustee     Since 1987   Retired; formerly Executive Vice President,      40             The Clorox Company;
Morton                                   Chief Operating Officer and Director,                           KLA-Tencor Corporation;
(71)                                     Hewlett-Packard Company (computer                               BEA Systems, Inc.; Cepheid;
                                         manufacturer)                                                   Pharsight Corporation; and
                                                                                                         Metropolitan Series Fund,
                                                                                                         Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M.        Trustee     Since 1998   Dean, School of Business and Public              20             None
Phillips                                 Management, George Washington University;
(58)                                     formerly a member of the Board of Governors
                                         of the Federal Reserve System and Chairman
                                         and Commissioner of the Commodity Futures
                                         Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby            Trustee     Since 1993   President, Founders Investments Ltd.             40             A.P. Pharma, Inc.; and
Rosenblatt                               (investments); formerly President, The Glen                     Metropolitan Series Fund,
(64)                                     Ellen Company (private investment firm)                         Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.      Trustee     Since 1987   Jay W. Forrester Professor of Management,        40             Metropolitan Series Fund,
Scott Morton                             Sloan School of Management, Massachusetts                       Inc.(d)
(65)                                     Institute of Technology
------------------------------------------------------------------------------------------------------------------------------------
James M.        Trustee     Since 2002   Attorney; formerly Partner, Dechert              20             SEI Investments Funds
Storey                                   (law firm)                                                      (consisting of 104
(72)                                                                                                     portfolios); and The
                                                                                                         Massachusetts Health &
                                                                                                         Education Tax-Exempt Trust
====================================================================================================================================
Interested Trustee

Richard S.      Trustee     Since 2000   Chairman of the Board, President and Chief       20             None
Davis++                                  Executive Officer of State Street Research
(57)                                     & Management Company; formerly Senior Vice
                                         President, Fixed Income Investments,
                                         Metropolitan Life Insurance Company; and
                                         Managing Director, J.P. Morgan Investment
                                         Management
====================================================================================================================================
Officers

John R.           Vice      Since 2002   Managing Director of State Street Research &     3               None
Borzilleri, MD  President  (previously   Management Company; formerly Senior Vice
(44)                       served from   President, Vice President and equity
                           1999 to 2001) analyst, State Street Research & Management
                                         Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim            Vice      Since 2002   Managing Director and Chief Investment           18             None
Goodwin         President                Officer--Equities of State Street Research &
(43)                                     Management Company; formerly Chief Investment
                                         Officer--U.S. Growth Equities, American
                                         Century; and Senior Vice President and
                                         portfolio manager, Putnam Investments
------------------------------------------------------------------------------------------------------------------------------------
John S.           Vice      Since 2001   Managing Director, Chief Financial Officer       20             None
Lombardo        President                and Director of State Street Research &
(48)                                     Management Company; formerly Executive Vice
                                         President, State Street Research & Management
                                         Company; and Senior Vice President, Product
                                         and Financial Management, MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Dan R.            Vice      Since 2002   Managing Director, State Street Research &       15             None
Strelow         President                Management Company; formerly Executive Vice
(43)                                     President and Senior Vice President, State
                                         Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A.      Treasurer   Since 2001   Senior Vice President and Treasurer of State     20             None
Romich                                   Street Research & Management Company;
(46)                                     formerly Vice President and Assistant
                                         Treasurer, State Street Research & Management
                                         Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.      Secretary   Since 1995   Managing Director, General Counsel and           20             None
McNamara, III                            Secretary of State Street Research &
(47)                                     Management Company; formerly Executive Vice
                                         President, State Street Research & Management
                                         Company

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, or is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

++ Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

STATE STREET RESEARCH                                        -----------------
One Financial Center o Boston, MA 02111-2690                      PRSRT STD
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Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[GRAPHIC] Internet
          www.ssrfunds.com

[GRAPHIC] E-mail
          info@ssrfunds.com

[GRAPHIC] Phone
          1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week,
          24 hours a day
          Hearing-impaired: 1-800-676-7876
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[GRAPHIC] Fax
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          Center by calling 1-877-773-8637)

[GRAPHIC] Mail
          State Street Research Service Center
          P.O. Box 8408, Boston, MA 02266-8408

State Street Research
FYI
--------------------------------------------------------------------------------

[GRAPHIC] State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the web at www.ssrfunds.com and click on "Go to Your Account" or call us toll-free at 1-87-SSR-FUNDS (1-877-773-8637).

          Did you know that you can give a State Street Research mutual fund as a gift? To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

[GRAPHIC]           The DALBAR awards recognize quality shareholder service and
for Excellence      quality shareholder communications and should not be
  in service        considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

          For 24-Hour
          Automated Access
          to Your Account
[GRAPHIC] 1-87-SSR-FUNDS
          ------------------------
          (1-877-773-8637)

          www.ssrfunds.com

--------------------------------------------------------------------------------

OverView
--------------------------------------------------------------------------------
For more information on the products and services mentioned in OverView, our shareholder newsletter, visit our web site at www.ssrfunds.com.

Webcasts
--------------------------------------------------------------------------------
[GRAPHIC] For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast.

Complete Fund Listing
--------------------------------------------------------------------------------
[GRAPHIC] For a list of our funds, visit our web site at www.ssrfunds.com under Research Our Funds.

--------------------------------------------------------------------------------
[GRAPHIC]           This report must be accompanied or preceded by a current
for Excellence      State Street Research Health Sciences Fund prospectus. When
in Shareholder      used as sales material after March 31, 2003, this report
Communications      must be accompanied by the most recent Quarterly Performance
                    Update.

                    To obtain a prospectus for any State Street Research fund, call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

(C)2003 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111-2690
Cover Image: (C) Burke/Triolo/Brand X Pictures/PictureQuest
CONTROL NUMBER:(exp0404)SSR-LD                                      HS-1588-0403